UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 11, 2008

SunTrust Banks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

303 Peachtree Street, N.E., Atlanta, Georgia		30308
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(404) 558-7711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment to Bylaws. Effective November 11, 2008, the Board of Directors of SunTrust Banks, Inc. (the "Company" or the "Registrant") amended Article II, Section 5 of the Company’s bylaws to extend the mandatory retirement age for outside directors (those who are neither an officer nor employee of the Company or any of its direct or indirect subsidiaries) from age 70 to age 72. The Board left unchanged at age 65 the mandatory retirement age for inside directors (those who are either an officer or employee of the Company or any of its direct or indirect subsidiaries). A copy of the Company’s bylaws, restated to reflect all amendment through the date hereof, is filed as Exhibit 3.2 to this report.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunTrust Banks, Inc.

November 13, 2008	By:	/s/ David A. Wisniewski

Name: David A. Wisniewski
Title: Associate General Counsel and Group Vice President

Top of the Form

Exhibit Index

Exhibit No.	Description

3.2	SunTrust Banks, Inc. Bylaws as amended and restated November 11, 2008.